UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/05/2006

NETGEAR, INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50350

DE	770419172
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4500 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

408-907-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On September 5, 2006, the Registrant entered into an employment agreement and a relocation agreement with Deborah Ann Williams, its Senior Vice President, Marketing and Chief Marketing Officer.

Ms. Williams' employment agreement is filed as Exhibit 99.1 hereto, and her relocation agreement is filed as Exhibit 99.2 hereto.

On September 7, 2006, the Registrant entered into an employment agreement and a relocation agreement with Thomas Holt, its Chief Information Officer.

Mr. Holt's employment agreement is filed as Exhibit 99.3 hereto, and his relocation agreement is filed as Exhibit 99.4 hereto.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC

Date: September 08, 2006	By:	/s/ Albert Y. Liu
Albert Liu
VP, Legal and Corporate Development

Exhibit Index

Exhibit No.	Description
EX-99.1	Employment Agreement, effective as of September 5, 2006, between the Registrant and Deborah Williams
EX-99.2	Relocation Agreement, effective as of September 5, 2006, between the Registrant and Deborah Williams
EX-99.4	Relocation Agreement, effective as of September 7, 2006, between Registrant and Thomas Holt
EX-99.3	Employment Agreement, effective as of September 7, 2006, between Registrant and Thomas Holt